                      SEMIANNUAL REPORT / APRIL 30 2000


                      AIM GLOBAL AGGRESSIVE GROWTH FUND

                                [COVER IMAGE]

                           [AIM LOGO APPEARS HERE]
                           --Registered Trademark--

                                  FUND ARTWORK

                      ------------------------------------

                             LAND BY JENNIFER WATES
             IN THIS AGE OF WORLDWIDE EXCHANGE, AN OCEAN'S DISTANCE
            BETWEEN CONTINENTS IS NO LONGER THE BARRIER TO TRADE THAT
              IT ONCE WAS. TODAY, THE EARTH'S MANY LANDS ARE LINKED
           THROUGH A GLOBAL ECONOMY THAT IS SHAPING THE FUTURE OF THE
            WORLD'S PEOPLE. THE PAINTING ON THE COVER OF THIS REPORT,
             RENDERED IN VIBRANT COLORS AND BOLD BRUSH STROKES, PAYS
                      TRIBUTE TO OUR WORLD AND ITS RICHES.

                      ------------------------------------

AIM Global Aggressive Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in a portfolio of global equity securities of small-capitalization companies with above-average earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Aggressive Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.


AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/00, including sales charges

CLASS A SHARES
================================================================================
Inception (9/15/94)        21.46%

5 years                    22.49

1 year                     62.98*

*71.11 excluding sales charges
================================================================================

CLASS B SHARES
================================================================================
Inception (9/15/94)        21.78%

5 years                    22.82

1 year                     65.14*

*70.14% excluding CDSC
================================================================================

CLASS C SHARES
================================================================================
Inception (8/4/97)         19.98%

1 year                     69.19*

*70.19% excluding CDSC
================================================================================


o Past performance does not guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
o In addition to the 4/30/00 returns, industry regulations require us to provide average annual total returns, including sales charges, as of 3/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, 92.59%; five years, 26.53%; inception (9/15/94), 24.62%. Class B shares, one year, 95.97%; five years, 26.89%; inception (9/15/94), 24.98%.
    Class C shares, one year, 99.96%; inception (8/4/97), 26.55%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in micro-, small and mid-sized companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Index is a group of global securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:
    [PHOTOS OF
 Robert H. Graham   When we started AIM in 1976, we had only a table, two chairs
  and Charles T.    and a telephone. At the time, Bob Graham, Gary Crum and I
      Bauer,        had the idea of creating a mutual fund company that put
   Chairman of      people first. Our slogan, "people are the product," means
   the Board of     that people--our employees and our investors--are our
     THE FUND       company.
   APPEAR HERE]         Almost a quarter-century later, we've grown to more than
                    seven million investors, $176 billion in assets under management and 53 retail funds. Over that time, the industry as a whole has grown from $51 billion in assets to more than $7 trillion today. I never dreamed we would see such phenomenal growth. You are the main reason for our success, and I want you to know how much I appreciate your loyalty and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.






                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


FOCUS ON TECH STOCKS FUELS PERFORMANCE

HOW DID AIM GLOBAL AGGRESSIVE GROWTH FUND PERFORM DURING THE REPORTING PERIOD? The fund produced an excellent performance during the six-month period ended April 30, 2000. Class A shares reported a total return of 42.19%, Class B shares 41.77% and Class C shares 41.81%. These figures are at net asset value and do not include sales charges. The fund handily outperformed the MSCI AC World Index, which produced a total return of 8.07% during the same time frame.
    Total net assets in the fund grew to $2.6 billion as of April 30, 2000, compared to $1.8 billion six months ago.

WHAT WERE THE MAJOR TRENDS IN GLOBAL MARKETS OVER THE REPORTING PERIOD?
World markets reached record highs near the end of 1999 in a rally dominated by technology, media and telecommunications stocks, commonly dubbed TMTs. This rally lasted for most of the reporting period, ending in March with a sharp sell-off in TMT stocks. Investors became worried about the sky-high valuation of technology stocks, especially those with no earnings. In mid-April, U.S. technology stocks plunged, and European and Asian markets followed suit. The rest of the period was marked by intense day-to-day volatility. Sentiment began to improve in late April as some TMT companies announced stronger-than-expected earnings.
    Throughout the reporting period, small- and mid-cap stocks outperformed large-cap stocks, contributing to the fund's performance.

WHY DID THE FUND DO SO WELL?
The fund's strategy of focusing on fast-growing global companies produced excellent results. We invested heavily in TMT stocks that showed exceptional earnings growth in both developed and emerging markets. Some of our best-performing holdings included Asian ISPs (Internet service providers), Web portals and Web-hosting companies. We also saw healthy performance from our telecommunications holdings, particularly from companies that are takeover targets because of their market dominance or rapid customer growth.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO OVER THE PAST SIX MONTHS?
We pared the fund's Japanese holdings from 9.55% to 6.90% of the portfolio, while slightly increasing its European, Canadian and Latin American allocations. The United States continued to be our top country allocation, making up 29.03% of the portfolio as of April 30, 2000.
    In terms of sectors, we decreased our allocations in the retail, manufacturing, banking and financial sectors--areas that showed weak performance throughout the reporting period. At the same time, we increased our holdings in semiconductor manufacturers, electronics companies, electrical equipment makers and telephone companies--firms that demonstrated accelerating earnings.

WHY DID YOU REDUCE THE FUND'S JAPANESE HOLDINGS?
Japanese stocks suffered a major correction in spring 2000 after a huge rally in 1999. We mitigated the effects on the fund by reducing our Japanese holdings by roughly one-fourth. In addition, the Japanese economic recovery remains questionable, with the country officially in recession. However, we found growth in some Japanese telecommunications and technology companies, and we continued to focus on those sectors. Japanese stocks we liked included Yahoo Japan, a Web portal company, and Softbank, a major investor in Internet companies and Japan's leading hardware and software distributor.

WHY DID THE FUND FAVOR EUROPE?
European stocks made up 25.06% of the fund, mostly consisting of major TMT companies. We're bullish on the region for a number of reasons:

o European economic growth is accelerating. Last year's GDP growth rate was about 2%, and economists predict a 3% rate for

                      ------------------------------------

                      THE LONG-TERM PROSPECTS FOR GLOBAL
                        EQUITY INVESTING SHOULD REMAIN
                     STRONG, ESPECIALLY IN THE TECHNOLOGY
                        AND TELECOMMUNICATIONS SECTORS

                      ------------------------------------


FUND PERFORMANCE

As of 4/30/00

GROWTH OF TOTAL NET ASSETS
================================================================================

                BAR CHART

        $1.8            $2.6
       BILLION         BILLION

      10/31/99         4/30/00
================================================================================


AIM GLOBAL AGGRESSIVE GROWTH FUND VS. BENCHMARK INDEX

Six-month total returns, excluding sales charges
================================================================================

                                  BAR CHART

 42.19%                  41.77%              41.81%                  8.07%

 FUND                    FUND                 FUND                    MSCI
CLASS A                 CLASS B              CLASS C                ALL COUNTRY
SHARES                  SHARES               SHARES                 WORLD INDEX
================================================================================

          See important fund and index disclosures inside front cover.

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


2000. Inflation is low and employment remains high. While the euro has dipped in value, the currency's weakness against the dollar has benefited European exporters.
o European equity markets are growing at record levels, and a number of new stock exchanges have emerged in recent years, including Germany's Neuer Markt, Italy's Nuovo Mercato and France's Nouveau Marche. These markets broaden the investment opportunities for the fund.

IN WHAT OTHER COUNTRIES DID THE FUND HAVE INVESTMENTS?
The fund's Asian holdings included companies in Hong Kong, Singapore, Thailand and Taiwan--markets where technology and telecommunications sectors were strong. Our favorite emerging economy outside Asia and Europe was Mexico. The country has benefited from lowered trade barriers and growing demand from U.S. consumers. We found attractive opportunities in the Mexican banking, telecommunications and retail sectors. We also invested in several Brazilian Internet and cellular stocks.

WHAT STOCKS PERFORMED PARTICULARLY WELL?
JDS Uniphase remained our top holding over the reporting period, and this stock exemplifies our strategy of letting our winners run. As a stock appreciates in price, market capitalization will follow. Over time, successful small-cap stocks will become large- or super-cap stocks. These stocks can remain in the fund regardless of their size as long as they continue to demonstrate good growth prospects and positive earnings momentum.
    JDS Uniphase, the world's largest supplier of parts for fiber-optic equipment, has continued to perform. It reported better-than-expected earnings in the most recent quarter, and sales more than doubled over the past year. When the fund purchased JDS FITEL, a Canadian company, in 1997, it had a market capitalization of $490 million. JDS merged with U.S.-based Uniphase in 1999, and the merged company now has a market capitalization of about $45 billion.
    Other fund holdings that performed well included
o Sage Group, a British software developer specializing in accounting software,
o Harmonic, a California company that makes fiber-optic transmission equipment for cable, satellite and wireless networks and
o   Altran, a French technology and engineering consulting firm.

WHAT'S YOUR OUTLOOK FOR THE REST OF THE YEAR?
Markets could be volatile for some time because of rising interest rates. However, the long-term prospects for global equity investing should remain strong, especially in the technology and telecommunications sectors.
    In the United States, technology and telecommunications companies are producing new products and infrastructure that could result in years of above-average growth. While the Federal Reserve Board's rate hikes could put pressure on more traditional sectors of the economy, many TMT companies have little debt, making them largely immune to the effects of rising interest rates.
    Meanwhile, the outlook for Europe remains bright. In the future, we can probably expect Europe to resemble the United States more closely in terms of Internet usage, connectivity and broadband access.
    The Japanese economy is still struggling, although technology is gaining momentum. In Japan, as elsewhere, we search for individual stocks that may perform well regardless of the country's economic situation.
    In general, the fund will continue to focus on discovering future global powerhouses. We believe that internationally, small company stocks are an exciting and emerging asset class.

PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets

===================================================================================================================================
TOP 10 HOLDINGS                                                     TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------------------
1.  JDS Uniphase Corp. (U.S.)                           4.69%       1.  Computers (Software & Services)                    14.00%
2.  Yahoo Japan Corp. (Japan)                           2.13        2.  Electronics (Semiconductors)                       10.37
3.  Powerwave Technologies, Inc. (U.S.)                 1.78        3.  Communications Equipment                           10.07
4.  Sage Group PLC (The) (U.K.)                         1.55        4.  Telecommunications (Cellular/Wireless)              5.97
5.  Harmonic, Inc. (U.S.)                               1.40        5.  Electronics (Component Distributors)                4.69
6.  Altran Technologies S.A. (France)                   1.28        6.  Electrical Equipment                                4.16
7.  Softbank Corp.-Bonus Shares (Japan)                 1.28        7.  Broadcasting (Television, Radio & Cable)            3.79
8.  Vishay Intertechnology, Inc. (U.S.)                 1.27        8.  Services (Commercial & Consumer)                    3.32
9.  C-MAC Industries, Inc. (Canada)                     1.19        9.  Telephone                                           2.78
10. SDL, Inc. (U.S.)                                    1.18        10. Retail (Food Chains)                                1.72
===================================================================================================================================


===================================================================================================================================
TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
1.  United States                                      29.03%
2.  Japan                                               6.90
3.  United Kingdom                                      6.61
4.  France                                              5.96
5.  Mexico                                              5.61
6.  Canada                                              5.35
7.  Germany                                             4.24
8.  Brazil                                              3.36
9.  Sweden                                              3.25
10. Hong Kong                                           2.50

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

          See important fund and index disclosures inside front cover.

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


TIME FOR A FINANCIAL TUNE-UP?
GET HELP FROM YOUR FINANCIAL ADVISOR

Keeping track of your investment may require more than just glancing at its total value. If you haven't checked the asset allocation of your portfolio in a while, you should. It may look different now.

OUT OF BALANCE
Say you invested $50,000 in equity funds and $50,000 in fixed-income funds on December 31, 1994, and simply reinvested your income and capital-gains distributions for five years, making no new investments or withdrawals. (For this example, we're using the S&P 500 Index and the Lehman Aggregate Bond Index as indicators of stock and bond performance.*) During those five years, stocks produced an average annual total return of 28.56%, while bonds grew only 7.73% per year on average. As a result, you'd have $175,570 in stock funds and $72,553 in bond funds (a 71/29 allocation) on December 31, 1999. If you wanted to bring your allocation back into balance, you'd need to shift $51,508 from stock to fixed-income funds.

TAX CONSEQUENCES
One way to rebalance is to shift your assets among different funds: selling equity shares and moving the proceeds into your fixed-income funds. But keep in mind that this step may trigger tax consequences, since the movement of shares from one fund to another represents the sale of a security.
    Alternatively, you can let your asset allocation change gradually by altering the proportions of your new investments. Simply raise the amount you invest in fixed-income funds and lower the amount going into equity funds.

TAX-SHELTERED PLANS
Rebalancing within a tax-sheltered plan, such as a 401(k) or an IRA, makes even more sense, since there are no tax consequences for selling and buying new shares.

PERIODIC CHECK-UPS
The key allocation to watch is your overall stock and fixed-income mix. It's that mix that will have the biggest influence on your risk and return. However, rebalancing doesn't mean fiddling constantly with your account or attempting to time the market by moving money around to chase the hottest sectors. It simply means revisiting your portfolio periodically to make sure it's still right for you. Your financial advisor should be able to help you determine if your current portfolio composition is meeting your short- and long-term financial goals. That's why we recommend regular visits with your advisor as a way to keep an eye on your nest egg.

YOU AND YOUR FINANCIAL ADVISOR
Once a year, you and your financial advisor should meet to look ahead, review investments and take another look at your goals, according to the Forum for Investor Advice, a nonprofit association that educates investors about the role and value of professional financial advisors.

TIME AND MARKETS SHIFT BALANCE

Market performance can affect the allocation of a portfolio. This example illustrates an initial investment of $50,000 in equity funds and $50,000 in bond funds. Five years later, the assets have shifted to $175,570 in stock funds and $72,553 in bond funds, due to the strong performance of the stock market.

================================================================================

         PIE CHART                          PIE CHART

            50%                                29%
        STOCK FUNDS                         BOND FUNDS

            50%                                71%
         BOND FUNDS                        STOCK FUNDS

          12/31/94                          12/31/99
================================================================================
Source: Wiesenberger

*The Lehman Aggregate Bond Index is an unmanaged index generally considered representative of corporate debt securities. The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends. An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


    A financial advisor can help you with every kind of financial goal, whether that's saving up for a house, eliminating debt or saving for a comfortable retirement. An advisor who knows you well and understands your needs can make all the difference in your financial future. He or she can
o evaluate your total financial situation and help you formulate a comprehensive financial plan;
o explain different types of investments, as well as their potential risks and benefits;
o   suggest an investment portfolio that can handle changing market conditions;
    and
o   help you make clear-headed decisions during market volatility.

GETTING THE MOST FROM YOUR
PLANNING SESSION
Your advisor needs a complete picture of your financial status to prepare a work able plan. Come prepared to talk about your financial situation, your goals and your feelings about risk. And don't be afraid to ask lots of questions. Good financial advisors take investor education seriously, so take advantage of their store of knowledge and materials.
    The Forum for Investor Advice suggests that you discuss the following with your financial advisor:
o   changes in the financial markets
o   changes in your goals and current situation
o   retirement plans
o   estate planning
o   outlook for the markets
    Take along our checklist (right) to get you started on the path to good planning. And don't forget to stay in touch. Maintaining regular contact with your financial advisor can keep you moving toward your goals, especially when your life circumstances or financial needs change.

CONSULTATION CHECKLIST

WHAT TO BRING:

o A list of all your assets, including real estate, life insurance, stocks and bonds, and mutual funds

o   A list of all your expenses, including likely future expenses

o A timetable of your financial goals, including an estimate of when you want to retire


WHAT TO ASK:

o   How can I estimate what my goals will cost?

o   How much money do I need to invest, and how often?

o   How many different kinds of investments do I need?

o   How do I determine my risk tolerance?

o   What are the possible risks of the investments you've suggested?

o What effect will these investments have on my taxes? What forms will I need to file?

o   How often do I need to revise my plan?

o   How will I know how my investments are doing?

o   How can I make changes to my plan?

o   What kinds of communication will I get from you?

o   Where can I get more information on what we've talked about?

o   What do I need to do after this meeting?


[PICTURE OF ADVISOR AND CLIENT]


                        AIM GLOBAL AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-29.03%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.57%

Hispanic Broadcasting Corp.(a)         245,200   $   24,780,525
---------------------------------------------------------------
UnitedGlobalCom Inc.-Class A(a)        314,200       16,691,875
---------------------------------------------------------------
                                                     41,472,400
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-7.58%

Comverse Technology, Inc.(a)           255,800       22,814,162
---------------------------------------------------------------
Dycom Industries, Inc.(a)              316,200       16,442,400
---------------------------------------------------------------
Harmonic, Inc.(a)                      500,000       36,906,250
---------------------------------------------------------------
JDS Uniphase Corp.(a)                1,190,776      123,468,586
---------------------------------------------------------------
                                                    199,631,398
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.76%

QLogic Corp.(a)                        200,000       20,062,500
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-0.46%

Affiliated Computer Services,
  Inc.-Class A(a)                      149,100        4,938,937
---------------------------------------------------------------
Starmedia Network, Inc.(a)             325,100        7,111,562
---------------------------------------------------------------
                                                     12,050,499
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.59%

CommScope, Inc.(a)                     400,000       19,000,000
---------------------------------------------------------------
Cree Research, Inc.(a)                 131,700       19,162,350
---------------------------------------------------------------
Sanmina Corp.(a)                       273,400       16,421,087
---------------------------------------------------------------
Sawtek, Inc.(a)                        138,000        6,598,125
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)        400,000       33,550,000
---------------------------------------------------------------
                                                     94,731,562
---------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-1.67%

C-COR.net Corp.(a)                     600,000       23,475,000
---------------------------------------------------------------
Power-One, Inc.(a)                     300,000       20,475,000
---------------------------------------------------------------
                                                     43,950,000
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.99%

Alpha Industries, Inc.                 500,000       26,000,000
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-5.90%

ANADIGICS, Inc.(a)                     412,500       31,040,625
---------------------------------------------------------------
Dallas Semiconductor Corp.             300,000       12,881,250
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                              300,000       14,418,750
---------------------------------------------------------------
Micrel, Inc.(a)                        195,800       16,936,700
---------------------------------------------------------------
Microchip Technology, Inc.(a)          487,500       30,255,469
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

SDL, Inc.(a)                           160,000   $   31,200,000
---------------------------------------------------------------
Semtech Corp.(a)                       275,000       18,751,563
---------------------------------------------------------------
                                                    155,484,357
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.63%

Alpharma, Inc.-Class A                 250,000        9,656,250
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)                     160,100        7,004,375
---------------------------------------------------------------
                                                     16,660,625
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.55%

Province Healthcare Co.(a)             501,800       14,489,475
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.21%

ResMed, Inc.                           160,000        5,440,000
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.20%

Creo Products Inc.(a)                  144,900        5,252,625
---------------------------------------------------------------

RESTAURANTS-0.51%

CEC Entertainment, Inc.(a)             450,000       13,500,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.45%

Michaels Stores, Inc.(a)               300,000       11,831,250
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.38%

Men's Wearhouse, Inc. (The)(a)         410,000        8,789,375
---------------------------------------------------------------
Pacific Sunwear of California(a)       367,450       12,516,266
---------------------------------------------------------------
Too Inc.(a)                            500,000       14,968,750
---------------------------------------------------------------
                                                     36,274,391
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.28%

Concord EFS, Inc.(a)                   333,807        7,468,932
---------------------------------------------------------------

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-1.78%

Powerwave Technologies, Inc.(a)        225,000       46,814,063
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.23%

Viatel, Inc.(a)                        156,000        5,967,000
---------------------------------------------------------------

TEXTILES (APPAREL)-0.29%

Quicksilver, Inc.(a)                   400,000        7,550,000
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $325,559,630)                           764,631,077
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-60.72%

ARGENTINA-0.08%

El Sitio, Inc. (Computers-Software &
  Services)(a)                         200,000   $    2,150,000
---------------------------------------------------------------

AUSTRALIA-0.98%

Brambles Industries Ltd. (Air
  Freight)                             235,000        6,614,968
---------------------------------------------------------------
ERG Ltd. (Electrical Equipment)      3,098,000       14,745,241
---------------------------------------------------------------
TABCORP Holdings Ltd. (Leisure
  Time Products)                       828,000        4,432,238
---------------------------------------------------------------
                                                     25,792,447
---------------------------------------------------------------

BRAZIL-3.36

Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar-Pfd. GDR (Retail-Food
  Chains)                              277,419        7,906,441
---------------------------------------------------------------
Embratel Participacoes S.A.-ADR
  (Telephone)                          285,200        6,417,000
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)         70,200       16,713,546
---------------------------------------------------------------
Tele Celular Sul Participacoes
  S.A.-ADR (Telecommunications-
  Cellular/Wireless)                   170,000        6,566,250
---------------------------------------------------------------
Tele Centro Oeste Celular
  Participacoes S.A. ADR
  (Telecommunication-Cellular/
  Wireless) .                          696,000        8,004,000
---------------------------------------------------------------
Tele Centro Sul Participacoes
  S.A.-ADR (Telephone)                 133,700        8,523,375
---------------------------------------------------------------
Tele Nordeste Celular
  Participacoes S.A.-ADR
  (Telecommunications-Cellular/
  Wireless) .                          115,000        5,980,000
---------------------------------------------------------------
Tele Norte Leste Participacoes
  S.A.-ADR (Telephone)                 843,182       15,019,176
---------------------------------------------------------------
Telemig Celular S.A.-ADR
  (Telecommunications-Cellular/
  Wireless)                            155,000        9,067,500
---------------------------------------------------------------
Telesp-Telecomunicacoes de Sao
  Paulo S.A.-ADR (Telephone)           170,800        4,312,700
---------------------------------------------------------------
                                                     88,509,988
---------------------------------------------------------------

CANADA-5.35%

BCE Emergis, Inc.
  (Services-Computer Systems)(a)       127,300        6,165,086
---------------------------------------------------------------
Biovail Corp. (Health
  Care-Drugs-Generic & Other)(a)       228,600       10,901,362
---------------------------------------------------------------
Celestica Inc.
  (Electronics-Semiconductors)(a)      268,000       14,622,750
---------------------------------------------------------------
Certicom Corp. (Computers-Software
  & Services)(a)                       153,200        7,812,631
---------------------------------------------------------------
C-MAC Industries, Inc.
  (Electronics-Component
  Distributors)(a)                     618,400       31,327,254
---------------------------------------------------------------
Four Seasons Hotels, Inc.
  (Lodging-Hotels)                     239,300       13,400,800
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CANADA-(CONTINUED)

Microcell Telecommunications,
  Inc. (Telecommunications-
  Cellular/Wireless)(a)                234,800   $    8,188,650
---------------------------------------------------------------
Mosaic Group Inc.
  (Services-Advertising/
  Marketing)(a)                        672,000        7,580,142
---------------------------------------------------------------
Onex Corp. (Investments)               288,500        8,671,564
---------------------------------------------------------------
Research in Motion Ltd.
  (Electronics-Component
  Distributors)                         37,900        1,610,206
---------------------------------------------------------------
Sears Canada, Inc.
  (Retail-Department Stores)           323,000        7,854,103
---------------------------------------------------------------
Shaw Communications Inc.-Class B
  (Broadcasting-Television, Radio
  & Cable)                             446,000       10,438,298
---------------------------------------------------------------
Sierra Wireless (Communications
  Equipment)(a)                        139,000        7,506,282
---------------------------------------------------------------
Tundra Semiconductor Corp.
  (Electronics-Semiconductors)         146,000        4,782,844
---------------------------------------------------------------
                                                    140,861,972
---------------------------------------------------------------

CHILE-0.04%

Madeco S.A.-ADR (Metal
  Fabricators)                         129,000        1,161,000
---------------------------------------------------------------

DENMARK-1.44%

Navision Software A/S
  (Computers-Software &
  Services)(a)                          94,200        6,895,206
---------------------------------------------------------------
Vestas Wind Systems A/S
  (Manufacturing-Specialized)           92,500       30,919,849
---------------------------------------------------------------
                                                     37,815,055
---------------------------------------------------------------

FINLAND-0.80%

Comptel Oyj (Computers-Software &
  Services)                            134,750        3,047,725
---------------------------------------------------------------
Perlos Oyj
  (Electronics-Semiconductors)         286,000       10,603,264
---------------------------------------------------------------
Sonera Oyj
  (Telecommunications-Cellular/
  Wireless)                            133,300        7,337,219
---------------------------------------------------------------
                                                     20,988,208
---------------------------------------------------------------

FRANCE-5.96%

Altran Technologies S.A.
  (Services-Commercial &
  Consumer)                            164,700       33,684,945
---------------------------------------------------------------
Avenir Telecom
  (Telecommunications-Cellular/
  Wireless)(a)                          25,800        6,541,881
---------------------------------------------------------------
Business Objects S.A.-ADR
  (Computers-Software &
  Services)(a)                         200,000       19,575,000
---------------------------------------------------------------
Galeries Lafayette
  (Retail-Department Stores)            70,000       11,915,651
---------------------------------------------------------------
GFI Informatique
  (Computers-Software & Services)       67,000        9,814,013
---------------------------------------------------------------
Havas Advertising S.A.
  (Services-Advertising/
  Marketing)                            44,000       21,977,129
---------------------------------------------------------------
M6 Metropole Television
  (Broadcasting-Television, Radio
  & Cable)                              22,000       12,599,820
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FRANCE-(CONTINUED)

NRJ S.A. (Broadcasting-Television,
  Radio & Cable)                        11,000   $    7,125,554
---------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                              41,000       28,088,255
---------------------------------------------------------------
Transiciel S.A.
  (Computers-Software & Services)       42,500        5,676,242
---------------------------------------------------------------
                                                    156,998,490
---------------------------------------------------------------

GERMANY-4.24%

ADVA A.G. Optical Networking
  (Communications Equipment)(a)         28,800       15,826,153
---------------------------------------------------------------
Brokat Infosystems A.G.
  (Computers-Software &
  Services)(a)                          55,300        6,741,800
---------------------------------------------------------------
Consumer Electronic A.G.
  (Electronics-Component
  Distributors)                         30,000        5,049,390
---------------------------------------------------------------
Infineon Technologies A.G.
  (Electronics-Semiconductors)(a)       76,600        5,279,069
---------------------------------------------------------------
Intershop Communications A.G.
  (Computers-Software &
  Services)(a)                          47,000       20,888,553
---------------------------------------------------------------
Kamps A.G. (Retail-Food Chains)        140,000        4,579,023
---------------------------------------------------------------
Marschollek, Lautenschlaeger und
  Partner A.G. (Services-Commercial &
  Consumer)                             30,000       15,885,108
---------------------------------------------------------------
Medion A.G. (Electronics-Component
  Distributors)                         85,500        7,506,532
---------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)          6,270       15,573,138
---------------------------------------------------------------
Software A.G. (Computers-Software
  & Services)(a)                        57,300        6,620,706
---------------------------------------------------------------
Telegate A.G. (Telephone)(a)            61,500        7,777,425
---------------------------------------------------------------
                                                    111,726,897
---------------------------------------------------------------

HONG KONG-2.50%

China Telecom Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              3,428,000       24,535,382
---------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)                   3,047,000       14,082,576
---------------------------------------------------------------
Esprit Holdings Ltd.
  (Retail-Specialty Apparel)         3,506,000        3,735,916
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)               1,615,000       23,429,235
---------------------------------------------------------------
                                                     65,783,109
---------------------------------------------------------------

HUNGARY-0.42%

Magyar Tavkozlesi Rt-ADR
  (Telecommunications-Long
  Distance)                            320,000       11,140,000
---------------------------------------------------------------

INDONESIA-0.40%

Gulf Indonesia Resources Ltd.
  (Oil-International
  Integrated)(a)                       606,600        4,246,200
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
INDONESIA-(CONTINUED)

PT Indofood Sukses Makmur Tbk
  (Foods)(a)                         9,247,000   $    6,320,734
---------------------------------------------------------------
                                                     10,566,934
---------------------------------------------------------------

IRELAND-0.66%

Ryanair Holdings PLC-ADR
  (Airlines)(a)                        263,400       10,733,550
---------------------------------------------------------------
Trintech Group PLC-ADR
  (Computers-Software &
  Services)(a)                         244,000        6,588,000
---------------------------------------------------------------
                                                     17,321,550
---------------------------------------------------------------

ISRAEL-1.04%

NICE Systems Ltd.- ADR
  (Communications Equipment)(a)        117,000        7,656,187
---------------------------------------------------------------
Orbotech, Ltd. (Computers-
  Software & Services)(a)              232,700       19,837,675
---------------------------------------------------------------
                                                     27,493,862
---------------------------------------------------------------

ITALY-1.63%

Bipop (Banks-Regional)                 150,600       13,701,588
---------------------------------------------------------------
Gruppo Editoriale L'Espresso
  (Publishing)                       2,080,000       29,331,952
---------------------------------------------------------------
                                                     43,033,540
---------------------------------------------------------------

JAPAN-6.90%

Bellsystem 24, Inc. (Services-
  Commercial & Consumer)                42,000       29,054,035
---------------------------------------------------------------
Circle K Japan Co. Ltd.
  (Retail-Food Chains)                 244,200        9,520,600
---------------------------------------------------------------
Hokuto Corp. (Agricultural
  Products)                            288,900       10,380,442
---------------------------------------------------------------
Sanix Inc. (Services-Commercial &
  Consumer)                            103,500        6,134,185
---------------------------------------------------------------
Sanix Inc.-Bonus Shares
  (Services-Commercial &
  Consumer)(a)                          51,750        3,067,093
---------------------------------------------------------------
Softbank Corp. (Computers-
  Software & Services)(a)               68,000       16,750,475
---------------------------------------------------------------
Softbank Corp.-Bonus Shares
  (Computers-Software & Services)      136,000       33,626,893
---------------------------------------------------------------
Trend Micro Inc.
  (Computers-Software &
  Services)(a)                         115,550       17,334,908
---------------------------------------------------------------
Yahoo Japan Corp. (Computers-
  Software & Services)(a)                  112       56,007,779
---------------------------------------------------------------
                                                    181,876,410
---------------------------------------------------------------

MEXICO-5.61%

Cemex S.A. de C.V. Wts.-ADR
  (Cement & Aggregates), expiring
  12/13/02(a)                           16,212           44,583
---------------------------------------------------------------
Cemex S.A. de C.V.-ADR
  (Construction-Cement &
  Aggregates)(a)                       259,400        5,674,375
---------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)            566,300       10,511,944
---------------------------------------------------------------
Controladora Comercial Mexicana
  S.A. de C.V. (Retail-General
  Merchandise)                       2,579,000        2,712,718
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MEXICO-(CONTINUED)

Corporacion Interamericana de
  Entretenimiento S.A.
  (Entertainment)(a)                 3,288,144   $   13,485,163
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-ADR (Beverages-
  Alcoholic)                           446,880       18,433,800
---------------------------------------------------------------
Grupo Financiero Banamex Accival,
  S.A. de C.V. (Banacci)
  (Financial-Diversified)(a)         2,368,000        8,554,186
---------------------------------------------------------------
Grupo Financiero Bancomer, S.A.
  de C.V.-Class O
  (Banks-Regional)(a)               11,940,000        5,328,092
---------------------------------------------------------------
Grupo Modelo S.A. de C.V.-
  Series C (Beverages-Alcoholic)     3,161,000        6,716,957
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   323,000       20,490,313
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                          2,014,000        6,483,659
---------------------------------------------------------------
Organizacion Soriana S.A. de C.V.
  (Retail-Department Stores)         1,776,000        7,076,073
---------------------------------------------------------------
Telefonos de Mexico S.A.-
  Class L-ADR (Telephone)              389,200       22,889,825
---------------------------------------------------------------
Tubos de Acero de Mexico S.A.-ADR
  (Oil & Gas-Drilling &
  Equipment)                           541,800        8,093,138
---------------------------------------------------------------
Wal-Mart de Mexico S.A. de
  C.V.-Series C (Retail-General
  Merchandise)(a)                    5,300,000       11,290,374
---------------------------------------------------------------
                                                    147,785,200
---------------------------------------------------------------

NETHERLANDS-0.65%

CMG PLC (Computers-Software &
  Services)                            267,000       17,125,620
---------------------------------------------------------------

PHILIPPINES-0.16%

SM Prime Holdings, Inc. (Land
  Development)                      32,000,000        4,185,540
---------------------------------------------------------------

PORTUGAL-0.16%

PT MULTIMEDIA-Servicos de
  Telecomunicacoes e Multimedia
  SGPS S.A. (Broadcasting-
  Television, Radio & Cable)(a)         61,800        4,315,318
---------------------------------------------------------------

SINGAPORE-1.61%

Datacraft Asia Ltd.
  (Communications Equipment)           834,500        6,258,750
---------------------------------------------------------------
DBS Group Holdings Ltd.
  (Banks-Money Center)(a)              640,813        8,823,522
---------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                      1,939,000        4,498,998
---------------------------------------------------------------
Keppel Land Ltd. (Land
  Development)                       3,413,000        4,079,522
---------------------------------------------------------------
NatSteel Ltd. (Iron & Steel)         3,946,000        9,664,428
---------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing-Newspapers)              459,000        8,982,598
---------------------------------------------------------------
                                                     42,307,818
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

SOUTH AFRICA-0.38%

Dimension Data Holdings Ltd.
  (Computers-Software &
  Services)(a)                       1,536,126   $   10,081,499
---------------------------------------------------------------

SOUTH KOREA-1.75%

Hyundai Motor Co. Ltd.
  (Automobiles)                        430,344        4,052,349
---------------------------------------------------------------
Korea Telecom Corp.-ADR
  (Telephone)                          274,500        9,470,250
---------------------------------------------------------------
L.G. Chemical Ltd.
  (Chemicals-Diversified)              357,000        8,203,199
---------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                       511,600       10,743,600
---------------------------------------------------------------
Samsung Electronics N.V.
  (Electronics-Component
  Distributors)(a)                      50,000       13,516,558
---------------------------------------------------------------
                                                     45,985,956
---------------------------------------------------------------

SPAIN-0.55%

NH Hoteles, S.A. (Investment
  Management)(a)                     1,287,000       14,460,771
---------------------------------------------------------------

SWEDEN-3.25%

Assa Abloy A.B.-Class B (Metal
  Fabricators)                         920,000       18,689,586
---------------------------------------------------------------
Enea Data A.B. (Computers-
Software & Services)                    54,300        9,570,231
---------------------------------------------------------------
Europolitan Holdings A.B.
  (Telecommunications-
  Cellular/Wireless)                     792,000     12,111,173
---------------------------------------------------------------
NetCom A.B.-Class B
  (Telecommunications-
  Cellular/Wireless)(a)                  402,600     28,625,539
---------------------------------------------------------------
OM Grupppen A.B. (Investment
  Banking/Brokerage)                     402,000     16,692,042
---------------------------------------------------------------
                                                     85,688,571
---------------------------------------------------------------

SWITZERLAND-2.24%

Charles Voegele Holding A.G.
  (Retail-Department Stores)(a)         35,350        6,875,036
---------------------------------------------------------------
Kudelski S.A. (Electronics-
  Component Distributors)(a)             1,220       12,564,761
---------------------------------------------------------------
Micronas Semiconductor Holding
  A.G.  (Electronics-
  Semiconductors)(a)                    15,100        8,021,190
---------------------------------------------------------------
Mikron Holding A.G.
  (Machinery-Diversified)               16,600       11,998,258
---------------------------------------------------------------
Straumann A.G. (Health
  Care-Specialized Services)(a)          8,100        8,727,779
---------------------------------------------------------------
Tecan A.G. (Health Care-Medical
  Products & Supplies)                  12,400       10,697,475
---------------------------------------------------------------
                                                     58,884,499
---------------------------------------------------------------

TAIWAN-1.54%

Compal Electronics, Inc.
  (Computers-Hardware)               3,641,300        9,342,770
---------------------------------------------------------------
Far Eastern Textile Ltd.
  (Chemicals-Diversified)            5,641,040        8,665,758
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TAIWAN-(CONTINUED)

Taiwan Semiconductor
  Manufacturing Co. Ltd.
  (Computers-Hardware)(a)            2,021,000   $   13,013,139
---------------------------------------------------------------
United Microelectronics Corp.
  Ltd. (Electronics-Component
  Distributors)(a)                   2,817,000        9,529,645
---------------------------------------------------------------
                                                     40,551,312
---------------------------------------------------------------

THAILAND-0.41%

Advanced Info Service Public Co.
  Ltd. (Telephone)(a)                  569,000        6,666,859
---------------------------------------------------------------
Siam Commercial Bank Public Co.
  Ltd.- $1.365 Conv. Pfd.
  (Banks-Regional)(a)                5,189,000        4,157,743
---------------------------------------------------------------
                                                     10,824,602
---------------------------------------------------------------

UNITED KINGDOM-6.61%

ARM Holdings PLC
  (Electronics-Semiconductors)(a)    2,192,750       22,371,768
---------------------------------------------------------------
Autonomy Corp. PLC
  (Computers-Software &
  Services)(a)                          83,000       11,039,000
---------------------------------------------------------------
Bookham Technology PLC
  (Communications Equipment)(a)        141,300        6,437,806
---------------------------------------------------------------
Dialog Semiconductor PLC
  (Electronics-Semiconductors)(a)       66,000        7,265,663
---------------------------------------------------------------
J.D. Wetherspoon PLC (Leisure
  Time-Products)                     1,000,000        6,487,612
---------------------------------------------------------------
Jazztel PLC-ADR (Telephone)(a)          82,800        4,305,600
---------------------------------------------------------------
JJB Sports PLC (Retail-General
  Merchandise)                         949,000        8,613,654
---------------------------------------------------------------
Kewill Systems PLC
  (Computers-Software &
  Services)(a)                         253,000        5,331,976
---------------------------------------------------------------
Kingston Communication (Hull) PLC
  (Telecommunications-Long
  Distance)(a)                         988,000       12,357,834
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

Logica PLC (Computers-Software &
  Services)                            775,000   $   23,358,909
---------------------------------------------------------------
Matalan PLC (Retail-Discounters)       800,000        5,669,846
---------------------------------------------------------------
Pace Micro Technology PLC
  (Communications Equipment)         1,360,000       15,888,030
---------------------------------------------------------------
Sage Group PLC (The)
  (Computers-Software & Services)    3,691,500       40,882,962
---------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Health Care-Drugs-Generic &
  Other)(a)                            289,836        4,112,828
---------------------------------------------------------------
                                                    174,123,488
---------------------------------------------------------------
    Total Foreign Stocks & Other
    Equity Interests (Cost
    $1,012,145,441)                               1,599,539,656
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
U.S. DOLLAR DENOMINATED
  CONVERTIBLE BONDS-0.20%

MANUFACTURING (DIVERSIFIED)-0.20%

Shanghai Industrial Investment
  Trust Co. (United Kingdom),
  Conv. Gtd. Bonds, 1.00%,
  02/24/03 (Cost $5,218,750)(b)    $ 5,000,000        5,312,500
---------------------------------------------------------------

                                     SHARES
MONEY MARKET FUNDS-8.15%

STIC Liquid Assets Portfolio(c)    107,292,216      107,292,216
---------------------------------------------------------------
STIC Prime Portfolio(c)            107,292,216      107,292,216
---------------------------------------------------------------
    Total Money Market Funds
    (Cost $214,584,432)                             214,584,432
---------------------------------------------------------------
TOTAL INVESTMENTS-98.10%
  (Cost $1,557,508,253)                           2,584,067,665
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.90%                                  49,930,851
---------------------------------------------------------------
NET ASSETS-100.00%                               $2,633,998,516
===============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
GDR    - Global Depositary Receipt
Gtd.   - Guaranteed
Pfd.   - Preferred
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,557,508,253)                              $2,584,067,665
-------------------------------------------------------------
Foreign currencies, at market value (cost
  $33,811,967)                                     33,408,585
-------------------------------------------------------------
Receivables for:
  Investments sold                                 27,308,348
-------------------------------------------------------------
  Capital stock sold                                7,604,541
-------------------------------------------------------------
  Dividends and interest                            3,131,653
-------------------------------------------------------------
Investment for deferred compensation plan              44,245
-------------------------------------------------------------
Other assets                                           47,624
-------------------------------------------------------------
    Total assets                                2,655,612,661
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            13,199,706
-------------------------------------------------------------
  Capital stock reacquired                          3,340,665
-------------------------------------------------------------
  Deferred compensation plan                           44,245
-------------------------------------------------------------
Accrued advisory fees                               1,876,003
-------------------------------------------------------------
Accrued administrative services fees                   15,065
-------------------------------------------------------------
Accrued distribution fees                           2,071,684
-------------------------------------------------------------
Accrued transfer agent fees                           472,201
-------------------------------------------------------------
Accrued directors' fees                                 1,218
-------------------------------------------------------------
Accrued operating expenses                            593,358
-------------------------------------------------------------
    Total liabilities                              21,614,145
-------------------------------------------------------------
Net assets applicable to shares outstanding    $2,633,998,516
=============================================================

NET ASSETS:

Class A                                        $1,248,584,381
=============================================================
Class B                                        $1,338,954,739
=============================================================
Class C                                        $   46,459,396
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      42,183,521
=============================================================
Class B:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      46,720,771
=============================================================
Class C:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                       1,620,590
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        29.60
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $29.60 / 95.25%)       $        31.08
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        28.66
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        28.67
=============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  $474,132)                                     $  7,090,500
------------------------------------------------------------
Interest                                              52,710
------------------------------------------------------------
    Total investment income                        7,143,210
------------------------------------------------------------

EXPENSES:

Advisory fees                                     11,157,914
------------------------------------------------------------
Administrative services fees                          90,941
------------------------------------------------------------
Custodian fees                                       883,415
------------------------------------------------------------
Distribution fees -- Class A                       3,038,647
------------------------------------------------------------
Distribution fees -- Class B                       6,582,164
------------------------------------------------------------
Distribution fees -- Class C                         164,663
------------------------------------------------------------
Transfer agent fees -- Class A                       980,931
------------------------------------------------------------
Transfer agent fees -- Class B                     1,385,068
------------------------------------------------------------
Transfer agent fees -- Class C                        34,649
------------------------------------------------------------
Directors' fees                                        4,354
------------------------------------------------------------
Other                                                342,412
------------------------------------------------------------
    Total expenses                                24,665,158
------------------------------------------------------------
Less: Expenses paid indirectly                       (24,135)
------------------------------------------------------------
    Net expenses                                  24,641,023
------------------------------------------------------------
Net investment income (loss)                     (17,497,813)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          430,375,643
------------------------------------------------------------
  Foreign currencies                              (2,676,884)
------------------------------------------------------------
                                                 427,698,759
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          321,882,439
------------------------------------------------------------
  Foreign currencies                                (528,374)
------------------------------------------------------------
                                                 321,354,065
------------------------------------------------------------
Net gain on investment securities and foreign
  currencies                                     749,052,824
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $731,555,011
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the year ended October 31, 1999 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (17,497,813)   $  (21,800,341)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   427,698,759       195,571,025
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            321,354,065       394,291,022
----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         731,555,011       568,061,706
----------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                        (51,990,137)               --
----------------------------------------------------------------------------------------------
  Class B                                                        (58,426,812)               --
----------------------------------------------------------------------------------------------
  Class C                                                         (1,135,421)               --
----------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                         98,848,430      (361,902,444)
----------------------------------------------------------------------------------------------
  Class B                                                         92,729,245      (307,272,112)
----------------------------------------------------------------------------------------------
  Class C                                                         26,923,143        (1,457,883)
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        838,503,459      (102,570,733)
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,795,495,057     1,898,065,790
----------------------------------------------------------------------------------------------
  End of period                                               $2,633,998,516    $1,795,495,057
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,211,184,028    $  992,683,210
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (30,855,577)      (13,357,764)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                       427,697,493       111,551,104
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                         1,025,972,572       704,618,507
----------------------------------------------------------------------------------------------
                                                              $2,633,998,516    $1,795,495,057
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is above-average long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the

   Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 2000, AIM was paid $90,941 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2000, AFS was paid $1,711,215 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $3,038,647, $6,582,164 and $164,663, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $394,428 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $15,438 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2000, the Fund paid legal fees of $2,541 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $15,760 and $8,375, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $24,135 during the six months ended April 30, 2000.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $769,897,258 and $881,736,484, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,108,699,624
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (82,140,212)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,026,559,412
==========================================================
Cost of investments is the same for tax
  and financial reporting purposes.

NOTE 7-CAPITAL STOCK

  Changes in capital stock outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 were as follows:

                                                                    APRIL 30, 2000                  OCTOBER 31, 1999
                                                              ---------------------------    -------------------------------
                                                                SHARES         AMOUNT           SHARES           AMOUNT
                                                              ----------    -------------    ------------    ---------------
Sold:
  Class A                                                     10,127,240    $ 313,899,377      44,392,973    $   788,784,876
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,014,054      124,877,443       2,884,425         50,807,802
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,036,815       32,628,230         812,924         14,207,396
----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                      1,995,497       49,765,872              --                 --
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,238,777       54,178,416              --                 --
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                         42,784        1,038,256              --                 --
----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (8,767,005)    (264,816,819)    (64,640,003)    (1,150,687,320)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,959,865)     (86,326,614)    (20,494,580)      (358,079,914)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (223,723)      (6,743,343)       (897,630)       (15,665,279)
----------------------------------------------------------------------------------------------------------------------------
                                                               7,504,574    $ 218,500,818     (37,941,891)   $  (670,632,439)
============================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                                 CLASS A
                                                       ---------------- ----------------------------------------------------------
                                                       SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                           APRIL 30,    ----------------------------------------------------------
                                                            2000(a)      1999(a)     1998(a)      1997(a)      1996(a)     1995(a)
                                                       ---------------- --------    --------    ----------    --------    --------
Net asset value, beginning of period                   $    21.95       $  15.87    $  17.28    $    15.76    $  13.09    $  10.22
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.16)         (0.17)      (0.10)        (0.15)      (0.09)      (0.09)
----------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                          9.17           6.25       (1.31)         1.67        2.81        2.96
----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                         9.01           6.08       (1.41)         1.52        2.72        2.87
----------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                  (1.36)            --          --            --      (0.05)          --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    29.60       $  21.95    $  15.87    $    17.28    $  15.76    $  13.09
==================================================================================================================================
Total return(b)                                             42.19%         38.31%       8.16%         9.65%      20.83%      28.08%
==================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $1,248,584       $852,198    $937,587    $1,242,505    $919,319    $186,029
==================================================================================================================================
Ratio of expenses to average net assets                      1.63%(c)       1.80%       1.75%         1.75%       1.83%       2.11%
==================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                                (1.07)%(c)     (0.95)%     (0.55)%       (0.88)%     (0.62)%     (0.68)%
==================================================================================================================================
Portfolio turnover rate                                        32%            60%         50%           57%         44%         64%
==================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $1,222,136,980.

                                                                                      CLASS B
                                                  -------------------------------------------------------------------------------
                                                     SIX MONTHS                          YEAR ENDED OCTOBER 31,
                                                        ENDED          ----------------------------------------------------------
                                                  APRIL 30, 2000(a)    1999(a)     1998(a)      1997(a)      1996(a)     1995(a)
                                                  -----------------    --------    --------    ----------    --------    --------
Net asset value, beginning of period                 $    21.35        $  15.52    $  17.00    $    15.58    $  13.02    $  10.21
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.24)          (0.27)      (0.19)        (0.24)      (0.17)      (0.14)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                               8.91            6.10       (1.29)         1.66        2.78        2.95
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                       8.67            5.83       (1.48)         1.42        2.61        2.81
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                (1.36)             --          --            --       (0.05)         --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    28.66        $  21.35    $  15.52    $    17.00    $  15.58    $  13.02
=================================================================================================================================
Total return(b)                                           41.77%          37.56%       8.71%         9.11%      20.09%      27.52%
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $1,338,955        $926,972    $947,293    $1,241,999    $807,215    $118,199
=================================================================================================================================
Ratio of expenses to average net assets                    2.18%(c)        2.37%       2.32%         2.30%       2.37%       2.62%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                              (1.62)%(c)      (1.52)%     (1.11)%       (1.44)%     (1.16)%     (1.19)%
=================================================================================================================================
Portfolio turnover rate                                      32%             60%         50%           57%         44%         64%
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $1,323,665,929.

                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                       YEAR ENDED          AUGUST 4, 1997
                                                                 SIX MONTHS           OCTOBER 31,            (DATE SALES
                                                                    ENDED          ------------------       COMMENCED) TO
                                                              APRIL 30, 2000(a)    1999(a)    1998(a)    OCTOBER 31, 1997(a)
                                                              -----------------    -------    -------    -------------------
Net asset value, beginning of period                               $ 21.35         $ 15.52    $ 17.00          $18.39
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.24)          (0.27)     (0.19)          (0.04)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       8.92            6.10      (1.29)          (1.35)
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  8.68            5.83      (1.48)          (1.39)
----------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                           (1.36)             --         --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 28.67         $ 21.35    $ 15.52          $17.00
============================================================================================================================
Total return(b)                                                      41.81%          37.56%      8.71%           7.56%
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $46,459         $16,325    $13,186          $4,676
============================================================================================================================
Ratio of expenses to average net assets:                              2.18%(c)        2.37%      2.34%           2.36%(d)
============================================================================================================================
Ratio of net investment income (loss) to average net assets          (1.62)%(c)      (1.52)%    (1.13)%         (1.50)%(d)
============================================================================================================================
Portfolio turnover rate                                                 32%             60%        50%             57%
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $33,113,490.
(d)  Annualized.


BOARD OF DIRECTORS                              OFFICERS                                      OFFICE OF THE FUND
Charles T. Bauer                                Charles T. Bauer                              11 Greenway Plaza
Chairman                                        Chairman                                      Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                Robert H. Graham
Bruce L. Crockett                               President                                     INVESTMENT ADVISOR
Director
ACE Limited;                                    Carol F. Relihan                              A I M Advisors, Inc.
Formerly Director, President, and               Senior Vice President and Secretary           11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                              Gary T. Crum                                  Houston, TX 77046
                                                Senior Vice President
Owen Daly II                                                                                  TRANSFER AGENT
Director                                        Edgar M. Larsen
Cortland Trust Inc.                             Senior Vice President                         A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Edward K. Dunn Jr.                              Dana R. Sutton                                Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;            Vice President and Treasurer
Formerly Vice Chairman and President,                                                         CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and        Robert G. Alley
President, Mercantile Bankshares                Vice President                                State Street Bank and Trust Company
                                                                                              225 Franklin Street
Jack Fields                                     Melville B. Cox                               Boston, MA 02110
Chief Executive Officer                         Vice President
Texana Global, Inc.;                                                                          COUNSEL TO THE FUND
Formerly Member                                 Mary J. Benson
of the U.S. House of Representatives            Assistant Vice President and                  Ballard Spahr
                                                Assistant Treasurer                           Andrews & Ingersoll, LLP
Carl Frischling                                                                               1735 Market Street
Partner                                         Sheri Morris                                  Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP           Assistant Vice President and
                                                Assistant Treasurer                           COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer           Renee A. Friedli                              Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                     Assistant Secretary                           919 Third Avenue
                                                                                              New York, NY 10022
Prema Mathai-Davis                              P. Michelle Grace
Chief Executive Officer, YWCA of the U.S.A.     Assistant Secretary                           DISTRIBUTOR

Lewis F. Pennock                                Nancy L. Martin                               A I M Distributors, Inc.
Attorney                                        Assistant Secretary                           11 Greenway Plaza
                                                                                              Suite 100
Louis S. Sklar                                  Ofelia M. Mayo                                Houston, TX 77046
Executive Vice President                        Assistant Secretary
Hines Interests
Limited Partnership                             Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

                                                Samuel D. Sirko
                                                Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                            INTERNATIONAL GROWTH FUNDS              A I M Management Group Inc. has provided
AIM Aggressive Growth Fund              AIM Advisor International Value Fund    leadership in the mutual fund industry
AIM Blue Chip Fund                      AIM Asian Growth Fund                   since 1976 and managed approximately $176
AIM Capital Development Fund            AIM Developing Markets Fund             billion in assets for more than 7.4 million
AIM Constellation Fund(1)               AIM Euroland Growth Fund(5)             shareholders, including individual investors,
AIM Dent Demographic Trends Fund        AIM European Development Fund           corporate clients and financial institutions,
AIM Emerging Growth Fund                AIM International Equity Fund           as of March 31, 2000.
AIM Large Cap Growth Fund               AIM Japan Growth Fund                      The AIM Family of Funds--Registered Trademark--
AIM Large Cap Opportunities Fund        AIM Latin American Growth Fund          is distributed nationwide, and AIM today is the
AIM Mid Cap Equity Fund                                                         eighth-largest mutual fund complex in the United
AIM Mid Cap Growth Fund                 GLOBAL GROWTH FUNDS                     States in assets under management, according to
AIM Mid Cap Opportunities Fund(2)       AIM Global Aggressive Growth Fund       Strategic Insight, an independent mutual fund
AIM Select Growth Fund                  AIM Global Growth Fund                  monitor.
AIM Small Cap Growth Fund(3)            AIM Global Trends Fund(6)
AIM Small Cap Opportunities Fund(4)
AIM Value Fund                          GLOBAL GROWTH & INCOME FUNDS
AIM Weingarten Fund                     AIM Global Utilities Fund

GROWTH & INCOME FUNDS                   GLOBAL INCOME FUNDS
AIM Advisor Flex Fund                   AIM Global Income Fund
AIM Advisor Real Estate Fund            AIM Strategic Income Fund
AIM Balanced Fund
AIM Basic Value Fund                    THEME FUNDS
AIM Charter Fund                        AIM Global Consumer Products and Services Fund
                                        AIM Global Financial Services Fund
INCOME FUNDS                            AIM Global Health Care Fund
AIM Floating Rate Fund                  AIM Global Infrastructure Fund
AIM High Yield Fund                     AIM Global Resources Fund
AIM High Yield Fund II                  AIM Global Telecommunications and Technology Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

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